Exhibit 10.14

SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of February 28, 2007, between MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (formerly known as Nautilus Holdings Acquisition Corp.) (the “Company”), and [•] (“Investor”).

WHEREAS, Investor desires to purchase certain shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, pursuant to the Stock and Asset Purchase Agreement (the “Purchase Agreement”), dated as of September 14, 2006 (as amended as of December 3, 2006), between the Company and General Electric Company (“GE”), the Company or its designated affiliates has acquired certain assets and subsidiaries of GE (the “Acquisition”); and

WHEREAS, the Company is willing to sell the Common Stock to Investor on the terms and conditions provided below.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the parties hereby agree as follows:

1. Subscription; Subscription Price. Investor hereby subscribes for and offers to purchase [•] shares of Common Stock (collectively, the “Shares”); irrevocably tenders this Agreement; and agrees to pay $[•] in cash to the Company by February 28, 2007 as aggregate consideration for the Shares (the “Subscription Price”). On receipt of such consideration, the Company shall issue and deliver to Investor as promptly as practicable one or more certificates representing the Shares against payment therefor.

2. Representations and Warranties of Investor. Investor hereby represents and warrants to the Company, as to himself or herself only, as set forth on Attachment A.

3. Conditions; Transferability. The obligation of the Company to issue and deliver the Shares shall be subject to the Investor’s execution of the Amended and Restated Securityholders Agreement, by and among the Company and certain of its securityholders, dated as of December 3, 2006, as amended (the “Securityholders Agreement”), or an adoption agreement thereto in the form attached as Exhibit A thereto (an “Adoption Agreement”). Investor further acknowledges and agrees that the assignment and transferability of the Shares shall be permitted only in accordance with applicable law and the terms of the Securityholders Agreement and that the Securityholders Agreement provides for additional obligations of the Investor with respect to the Shares.

4. Revocation; Assignment and Termination. Investor agrees that it will not cancel, terminate or revoke this Agreement and further agrees not to transfer or assign this Agreement or any of Investor’s interest in this Agreement without the prior written consent of the Company.

5. Representations and Warranties of the Company.

(a) Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company has full power, legal right and authority to execute, deliver and perform the terms of this Agreement, to issue the Shares in accordance with the terms and subject to the conditions of this Agreement and to consummate the transactions contemplated by this Agreement and no consent of any third party not previously obtained is required to do so. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement by the Company have been duly and validly authorized by all requisite action and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement.

(b) No Conflicts. Assuming the accuracy of Investor’s representations and warranties, the execution, delivery and performance by the Company of this Agreement and any other agreement, certificate of document executed by the Company in connection herewith, and the consummation of the transactions contemplated by this Agreement and any related agreements by the Company will not: (i) violate or conflict with any laws, rules or regulations of any government authority having jurisdiction over or applicable to the Company; or (ii) result in the breach of, or constitute a default (with or without notice or lapse of time, or both) under, or require any consent under, any provision of (x) the Company’s certificate of incorporation and by laws; (y) any agreement or other instrument or arrangement to which the Company is a party; or (z) any judgment, order or decree by which the Company is bound.

(c) Shares. Upon issuance, the Shares will be duly authorized and validly issued, fully paid and nonassessable. The per share purchase price paid by Investor hereunder is the same per share purchase price paid by Apollo Management VI, L.P. and its affiliates in connection with their purchase of shares of Common Stock in connection with the Acquisition.

6. Miscellaneous.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to (i) the Company, at 187 Danbury Road, Wilton, Connecticut 06897, Attention: General Counsel, and (ii) Investor, at the address set forth on the signature page hereto.

(b) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

(c) The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

(d) Other than the Securityholders Agreement (and, if applicable, the Adoption Agreement thereto), this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(e) Whenever required by the context hereof, the singular shall include the plural, and vice versa.

(f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

(g) All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Shares.

7. Country-Specific Modifications. The foregoing provisions of this Agreement shall be modified and/or supplemented as applied to Investors resident in certain countries as set forth on Attachment B.

8. Please print or type the full name(s) in which ownership of the Shares are to be registered:

[•]

[•]

Address:

The foregoing Agreement is accepted and agreed to by the Company as of the date set forth below.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS CORP.

By:
Name:
Title:

February 28, 2007

ATTACHMENT A

1. United States

If the Investor is a resident of the United States, the following representations and warranties are made by such Investor:

(a)	Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that this sale may be made in reliance on one or more exemptions for private offerings or offerings outside the United States or to non-U.S. persons;

(b)	The Shares for which Investor hereby subscribes are being acquired solely for Investor’s own account and for investment only. Investor understands that (i) an investment in the Shares involves a high degree of risk, and it may lose the entire amount of its investment, (ii) the Company has only recently been organized, had no financial or operating history prior to December 3, 2006, and will hold shares of common stock of Momentive Performance Materials Holdings Inc, (iii) the Company does not expect to pay dividends for the foreseeable future, (iv) the Shares are illiquid, and Investor must bear the economic risk of an investment in the Shares for an indefinite period of time unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available, (v) there is no existing public or other market for the Shares, and there can be no assurance as to when, or whether, any such market will develop, or that Investor will be able to sell or dispose of its Shares. The Investor is not purchasing the Shares with a view to or for the resale, distribution, subdivision or fractionalization thereof and Investor has no plans to enter into any contract, undertaking, agreement or arrangement for any such purpose. Investor understands and agrees that the Company shall have no obligation to recognize the ownership, beneficial or otherwise, of such Shares of anyone other than Investor (unless such Shares are transferred in compliance with the Securityholders Agreement and that no such Shares shall be transferable except upon the conditions set forth in the Securityholders Agreement, a copy of which previously has been reviewed by Investor with counsel of his choice prior to becoming a party thereto;

(c)	Investor (i) has adequate means of providing for Investor’s current needs and possible contingencies, and Investor has no need for liquidity in his investment in the Company, (ii) can bear the economic risk of losing his entire investment in the Company, and (iii) is an “accredited investor” as the quoted term is defined under the Securities Act and the rules and regulations promulgated thereunder;

(d)

Investor acknowledges that (i) he has been provided with such information as he deems necessary to evaluate the merits and risks of investing in the Shares (including, without limitation, financial and other information regarding the Company), (ii) has read and understands the restrictions and limitations set forth in the Securityholders Agreement and this Agreement, and (iii) has been afforded the opportunity to ask such questions as he deemed necessary, and to receive answers from, representatives of the Company concerning the merits and risk of investing in the Shares, including, without limitation, the restrictive and other provisions of the Securityholders Agreement; and

(e)	In making the decision to invest in the Company, Investor has relied solely upon independent investigations made by Investor. No representations or warranties, oral or otherwise, have been made to the Investor or any party acting on Investor’s behalf that are inconsistent with the written materials which have been supplied to Investor by the Company.

2. Brazil

If the Investor is a resident of Brazil, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

3. China

If the Investor is a resident of China, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

4. Germany

If the Investor is a resident of Germany, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

5. Hong Kong

If the Investor is a resident of Hong Kong, the following representations and warranties are made by such Investor:

(a)	The Investor is an employee or director of, or consultant to, the Company or its Hong Kong subsidiary.

(b)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

(c)	The Investor shall be liable for all Hong Kong tax consequences resulting from the subscription of the Shares under this Agreement.

(d)	The Investor acknowledges that the benefits received under the Shares pursuant to this Agreement shall not be included in the calculation of any severance payment the Investor may be entitled to upon termination of his/her relationship with the Company or its Hong Kong subsidiary.

(e)	The Investor hereby consents to the collection, use and retention of Personal Data by the Company and/or its Hong Kong subsidiary as provided for under Section 6(h) of this Agreement.

6. India

If the Investor is a resident of India, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

(b)	The Investor represents and warrants that he has the due authority and permission to receive the Shares and that the same would fall within the general permission granted by the Reserve Bank of India under the Foreign Exchange Management Act, 1999 and the regulations framed thereunder.

(c)	The Investor shall be liable for all income tax consequences pursuant to acceptance of the Shares.

(d)	The Investor acknowledges that the possession and value of such Shares shall not be considered when determining the benefits, if any, due the Investor by the Company upon termination of employment.

7. Japan

If the Investor is a resident of Japan, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

8. Netherlands

If the Investor is a resident of the Netherlands, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

(b)	The Investor accepts all wage and income tax consequences following from accepting the Shares.

(c)	The Investor acknowledges that there is no specific need for a translation of the Plan and this Agreement into the Dutch language, that he had an opportunity to have these documents translated into Dutch before accepting any grants under the Plan and fully understands the details and implications of the Plan and this Agreement.

9. Switzerland

If the Investor is a resident of Switzerland, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

ATTACHMENT B

1. China

Section 5(a) is amended and restated to provide:

Authority. Investor has full power, legal right and authority to execute, deliver and perform the terms of this Agreement and to consummate the transactions contemplated by this Agreement and no consent, examination or approval of any third party not previously obtained is required to do so. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all requisite action pertaining to Investor and no other proceedings on the part of Investor are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Investor and, assuming this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding agreement of Investor, enforceable against Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

2. Germany

The following Advice on Right of Revocation is added to the end of the Agreement to provide as follows:

ADVICE ON RIGHT OF REVOCATION

Right of Revocation

You may revoke your declaration to enter into the contract in writing (e.g., by letter, facsimile, email) within two weeks, without giving reasons for your decision. Your right to revoke commences at the earliest on receipt by you of this advice. Sending the revocation in good time is sufficient to ensure compliance with the deadline. The revocation should be addressed to:

Momentive Performance Materials Holdings Inc.

c/o Apollo Management, L.P.

9 West 57th Street

43rd Floor

New York, New York 10019

Facsimile: (212) 515-3264

Attention: Stan Parker

Consequences of revocation

In the event of an effective revocation, each party shall return to the other any performances received (including any profits derived, if applicable).

- End of advice on right of revocation -

3. Hong Kong

This Agreement is deemed to have included the following legend on its front page:

WARNING

The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice

The following language is added immediately after the end of Section 3:

Notwithstanding any provision in this Section 3, no Shares may be assigned of transferred in any event by the Investor within six months from the date the Shares are issued to the Investor. Such restriction shall apply notwithstanding any termination of employment with the Company and/or its Hong Kong subsidiary, death of the Investor or change of control in the Company or otherwise.

New Sections 9(a) and 9(b) are added as follows:

Section 9(a): No part of Severance – Hong Kong. The benefits received under the Shares pursuant to this Agreement shall not be included in the calculation of any severance payment the Investor may be entitled to upon the termination of his/her relationship with the Company and/or its Hong Kong subsidiary.

Section 9(b): Data Privacy. The Company and/or its relevant Hong Kong subsidiary may have to hold certain personal information about the Optionee (“Personal Data”). These Personal Data will be processed by the Company and/or its relevant Hong Kong subsidiary exclusively for purposes relating to the implementation, managing and administration of this Agreement These Data may also be communicated to subsidiary corporations of the Company and/or its relevant Hong Kong subsidiary and any such other appropriate third parties assisting in the implementation, administration and management of this Agreement which may be located abroad, outside of Hong Kong.

The Investor hereby consents to and acknowledges that the collection, use and retention of the Personal Data by the Company or its relevant Hong Kong subsidiary is necessary to the performance of the Company’s and its relevant Hong Kong subsidiary’s contractual obligations related to the implementation, administration and management of the Investor’s participation in this Agreement. The Investor may at any time access, delete, update and amend the Personal Data by notifying the Company and/or its relevant Hong Kong subsidiary in accordance with the relevant data privacy protection law in Hong Kong.

4. India

The following language shall be added at the end of Section 9(a):

In case of calculating and/or awarding severance in India, or any other form of compensation in connection with the termination of the Investor’s employment in India, the Parties have specifically agreed that with regards to the rights of the Investor nothing as described in the Plan and the Agreement will be taken into account.

The following language shall be added at the end of Section 9(b):

The Investor grants the Company and its (indirect) subsidiaries in India the right to process and store the (personal) data necessary in connection with the implementation of the Plan, including cross-border processing.

5. Netherlands

New Sections 9(c) and 9(d) are added as follows:

Section 9(c) No part of severance. Parties specifically agree that the rights of the Investor in the Netherlands and the termination thereof will not in any way other than as described in the Plan and the Agreement be taken into account in the context of calculating and/or awarding severance, or any other form of compensation in connection with the termination of the Investor’s employment.

Section 9(d) Own rules. The Investor acknowledges that the Plan and Agreement are governed by their own rules and law, and that the applicability of other rules and law to the employment relationship of the Investor has no impact on those governing rules and law.

New Subsections (e) and (f) are added to Section 9 as follows:

(e) To the extent the Plan and its implementation require certain monetary contributions by the Investor, the Investor grants the Company and its (indirect) subsidiaries including the Investor’s employer the right to set such contributions off against net salaries payable to him at any time.

(f) The Investor grants the Company and its (indirect) subsidiaries the right to process and store the (personal) data necessary in connection with the implementation of the Plan, including cross-border processing.

SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of February 28, 2007, between MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (formerly known as Nautilus Holdings Acquisition Corp.) (the “Company”), and [•] (“Investor”).

WHEREAS, Investor desires to purchase certain shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, pursuant to the Stock and Asset Purchase Agreement (the “Purchase Agreement”), dated as of September 14, 2006 (as amended as of December 3, 2006), between the Company and General Electric Company (“GE”), the Company or its designated affiliates has acquired certain assets and subsidiaries of GE (the “Acquisition”); and

WHEREAS, the Company is willing to sell the Common Stock to Investor on the terms and conditions provided below.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the parties hereby agree as follows:

1. Subscription; Subscription Price. Investor hereby subscribes for and offers to purchase [•] shares of Common Stock (collectively, the “Shares”); irrevocably tenders this Agreement; and agrees to pay $[•] in cash to the Company by February 28, 2007 as aggregate consideration for the Shares (the “Subscription Price”). On receipt of such consideration, the Company shall issue and deliver to Investor as promptly as practicable one or more certificates representing the Shares against payment therefor.

2. Representations and Warranties of Investor. Investor hereby represents and warrants to the Company, as to himself or herself only, as set forth on Attachment A.

3. Conditions; Transferability. The obligation of the Company to issue and deliver the Shares shall be subject to the Investor’s execution of the Amended and Restated Securityholders Agreement, by and among the Company and certain of its securityholders, dated as of December 3, 2006, as amended (the “Securityholders Agreement”), or an adoption agreement thereto in the form attached as Exhibit A thereto (an “Adoption Agreement”). Investor further acknowledges and agrees that the assignment and transferability of the Shares shall be permitted only in accordance with applicable law and the terms of the Securityholders Agreement and that the Securityholders Agreement provides for additional obligations of the Investor with respect to the Shares.

4. Revocation; Assignment and Termination. Investor agrees that it will not cancel, terminate or revoke this Agreement and further agrees not to transfer or assign this Agreement or any of Investor’s interest in this Agreement without the prior written consent of the Company.

5. Representations and Warranties of the Company.

(a) Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company has full power, legal right and authority to execute, deliver and perform the terms of this Agreement, to issue the Shares in accordance with the terms and subject to the conditions of this Agreement and to consummate the transactions contemplated by this Agreement and no consent of any third party not previously obtained is required to do so. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement by the Company have been duly and validly authorized by all requisite action and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement.

(b) No Conflicts. Assuming the accuracy of Investor’s representations and warranties, the execution, delivery and performance by the Company of this Agreement and any other agreement, certificate of document executed by the Company in connection herewith, and the consummation of the transactions contemplated by this Agreement and any related agreements by the Company will not: (i) violate or conflict with any laws, rules or regulations of any government authority having jurisdiction over or applicable to the Company; or (ii) result in the breach of, or constitute a default (with or without notice or lapse of time, or both) under, or require any consent under, any provision of (x) the Company’s certificate of incorporation and by laws; (y) any agreement or other instrument or arrangement to which the Company is a party; or (z) any judgment, order or decree by which the Company is bound.

(c) Shares. Upon issuance, the Shares will be duly authorized and validly issued, fully paid and nonassessable. The per share purchase price paid by Investor hereunder is the same per share purchase price paid by Apollo Management VI, L.P. and its affiliates in connection with their purchase of shares of Common Stock in connection with the Acquisition.

6. Miscellaneous.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to (i) the Company, at 187 Danbury Road, Wilton, Connecticut 06897, Attention: General Counsel, and (ii) Investor, at the address set forth on the signature page hereto.

(b) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

(c) The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

(d) Other than the Securityholders Agreement (and, if applicable, the Adoption Agreement thereto), this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(e) Whenever required by the context hereof, the singular shall include the plural, and vice versa.

(f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

(g) All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Shares.

7. Country-Specific Modifications. The foregoing provisions of this Agreement shall be modified and/or supplemented as applied to Investors resident in certain countries as set forth on Attachment B.

8. Please print or type the full name(s) in which ownership of the Shares are to be registered:

[•]

[•]

Address:

The foregoing Agreement is accepted and agreed to by the Company as of the date set forth below.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS CORP.

By:
Name:
Title:

February 28, 2007

ATTACHMENT A

1. United States

If the Investor is a resident of the United States, the following representations and warranties are made by such Investor:

(a)	Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that this sale may be made in reliance on one or more exemptions for private offerings or offerings outside the United States or to non-U.S. persons;

(b)	The Shares for which Investor hereby subscribes are being acquired solely for Investor’s own account and for investment only. Investor understands that (i) an investment in the Shares involves a high degree of risk, and it may lose the entire amount of its investment, (ii) the Company has only recently been organized, had no financial or operating history prior to December 3, 2006, and will hold shares of common stock of Momentive Performance Materials Holdings Inc, (iii) the Company does not expect to pay dividends for the foreseeable future, (iv) the Shares are illiquid, and Investor must bear the economic risk of an investment in the Shares for an indefinite period of time unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available, (v) there is no existing public or other market for the Shares, and there can be no assurance as to when, or whether, any such market will develop, or that Investor will be able to sell or dispose of its Shares. The Investor is not purchasing the Shares with a view to or for the resale, distribution, subdivision or fractionalization thereof and Investor has no plans to enter into any contract, undertaking, agreement or arrangement for any such purpose. Investor understands and agrees that the Company shall have no obligation to recognize the ownership, beneficial or otherwise, of such Shares of anyone other than Investor (unless such Shares are transferred in compliance with the Securityholders Agreement and that no such Shares shall be transferable except upon the conditions set forth in the Securityholders Agreement, a copy of which previously has been reviewed by Investor with counsel of his choice prior to becoming a party thereto;

(c)	Investor (i) has adequate means of providing for Investor’s current needs and possible contingencies, and Investor has no need for liquidity in his investment in the Company, (ii) can bear the economic risk of losing his entire investment in the Company, and (iii) either (x) has, alone or together with a Purchaser Representative (as defined in Rule 501(h) of the Securities Act), such knowledge and experience in financial and business matters that Investor is capable of evaluating the relative risks and merits of this investment or (y) is an “accredited investor” as the quoted term is defined under the Securities Act and the rules and regulations promulgated thereunder;

(d)

Investor acknowledges that (i) he has been provided with such information as he deems necessary to evaluate the merits and risks of investing in the Shares (including, without limitation, financial and other information regarding the Company), (ii) has read and understands the restrictions and limitations set forth in the Securityholders Agreement and this Agreement, and (iii) has been afforded the opportunity to ask such questions as he deemed necessary, and to receive answers from, representatives of the Company concerning the merits and risk of investing in the Shares, including, without limitation, the restrictive and other provisions of the Securityholders Agreement; and

(e)	In making the decision to invest in the Company, Investor has relied solely upon independent investigations made by Investor. No representations or warranties, oral or otherwise, have been made to the Investor or any party acting on Investor’s behalf that are inconsistent with the written materials which have been supplied to Investor by the Company.

2. Brazil

If the Investor is a resident of Brazil, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment B are hereby incorporated and made by such Investor.

3. China

If the Investor is a resident of China, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

4. Germany

If the Investor is a resident of Germany, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

5. Hong Kong

If the Investor is a resident of Hong Kong, the following representations and warranties are made by such Investor:

(a)	The Investor is an employee or director of, or consultant to, the Company or its Hong Kong subsidiary.

(b)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

(c)	The Investor shall be liable for all Hong Kong tax consequences resulting from the subscription of the Shares under this Agreement.

(d)	The Investor acknowledges that the benefits received under the Shares pursuant to this Agreement shall not be included in the calculation of any severance payment the Investor may be entitled to upon termination of his/her relationship with the Company or its Hong Kong subsidiary.

(e)	The Investor hereby consents to the collection, use and retention of Personal Data by the Company and/or its Hong Kong subsidiary as provided for under Section 6(h) of this Agreement.

6. India

If the Investor is a resident of India, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

(b)	The Investor represents and warrants that he has the due authority and permission to receive the Shares and that the same would fall within the general permission granted by the Reserve Bank of India under the Foreign Exchange Management Act, 1999 and the regulations framed thereunder.

(c)	The Investor shall be liable for all income tax consequences pursuant to acceptance of the Shares.

(d)	The Investor acknowledges that the possession and value of such Shares shall not be considered when determining the benefits, if any, due the Investor by the Company upon termination of employment.

7. Japan

If the Investor is a resident of Japan, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

8. Netherlands

If the Investor is a resident of the Netherlands, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

(b)	The Investor accepts all wage and income tax consequences following from accepting the Shares.

(c)	The Investor acknowledges that there is no specific need for a translation of the Plan and this Agreement into the Dutch language, that he had an opportunity to have these documents translated into Dutch before accepting any grants under the Plan and fully understands the details and implications of the Plan and this Agreement.

9. Switzerland

If the Investor is a resident of Switzerland, the following representations and warranties are made by such Investor:

(a)	The representations and warranties in clauses (b), (c)(i), (c)(ii), (d) and (e) of Section 1 (United States) of this Attachment A are hereby incorporated and made by such Investor.

ATTACHMENT B

1. China

Section 5(a) is amended and restated to provide:

Authority. Investor has full power, legal right and authority to execute, deliver and perform the terms of this Agreement and to consummate the transactions contemplated by this Agreement and no consent, examination or approval of any third party not previously obtained is required to do so. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all requisite action pertaining to Investor and no other proceedings on the part of Investor are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Investor and, assuming this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding agreement of Investor, enforceable against Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

2. Germany

The following Advice on Right of Revocation is added to the end of the Agreement to provide as follows:

ADVICE ON RIGHT OF REVOCATION

Right of Revocation

You may revoke your declaration to enter into the contract in writing (e.g., by letter, facsimile, email) within two weeks, without giving reasons for your decision. Your right to revoke commences at the earliest on receipt by you of this advice. Sending the revocation in good time is sufficient to ensure compliance with the deadline. The revocation should be addressed to:

Momentive Performance Materials Holdings Inc.

c/o Apollo Management, L.P.

9 West 57th Street

43rd Floor

New York, New York 10019

Facsimile: (212) 515-3264

Attention: Stan Parker

Consequences of revocation

In the event of an effective revocation, each party shall return to the other any performances received (including any profits derived, if applicable).

- End of advice on right of revocation -

3. Hong Kong

This Agreement is deemed to have included the following legend on its front page:

WARNING

The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice

The following language is added immediately after the end of Section 3:

Notwithstanding any provision in this Section 3, no Shares may be assigned of transferred in any event by the Investor within six months from the date the Shares are issued to the Investor. Such restriction shall apply notwithstanding any termination of employment with the Company and/or its Hong Kong subsidiary, death of the Investor or change of control in the Company or otherwise.

New Sections 9(a) and 9(b) are added as follows:

Section 9(a): No part of Severance – Hong Kong. The benefits received under the Shares pursuant to this Agreement shall not be included in the calculation of any severance payment the Investor may be entitled to upon the termination of his/her relationship with the Company and/or its Hong Kong subsidiary.

Section 9(b): Data Privacy. The Company and/or its relevant Hong Kong subsidiary may have to hold certain personal information about the Optionee (“Personal Data”). These Personal Data will be processed by the Company and/or its relevant Hong Kong subsidiary exclusively for purposes relating to the implementation, managing and administration of this Agreement These Data may also be communicated to subsidiary corporations of the Company and/or its relevant Hong Kong subsidiary and any such other appropriate third parties assisting in the implementation, administration and management of this Agreement which may be located abroad, outside of Hong Kong.

The Investor hereby consents to and acknowledges that the collection, use and retention of the Personal Data by the Company or its relevant Hong Kong subsidiary is necessary to the performance of the Company’s and its relevant Hong Kong subsidiary’s contractual obligations related to the implementation, administration and management of the Investor’s participation in this Agreement. The Investor may at any time access, delete, update and amend the Personal Data by notifying the Company and/or its relevant Hong Kong subsidiary in accordance with the relevant data privacy protection law in Hong Kong.

4. India

The following language shall be added at the end of Section 9(a):

In case of calculating and/or awarding severance in India, or any other form of compensation in connection with the termination of the Investor’s employment in India, the Parties have specifically agreed that with regards to the rights of the Investor nothing as described in the Plan and the Agreement will be taken into account.

The following language shall be added at the end of Section 9(b):

The Investor grants the Company and its (indirect) subsidiaries in India the right to process and store the (personal) data necessary in connection with the implementation of the Plan, including cross-border processing.

5. Netherlands

New Sections 9(c) and 9(d) are added as follows:

Section 9(c) No part of severance. Parties specifically agree that the rights of the Investor in the Netherlands and the termination thereof will not in any way other than as described in the Plan and the Agreement be taken into account in the context of calculating and/or awarding severance, or any other form of compensation in connection with the termination of the Investor’s employment.

Section 9(d) Own rules. The Investor acknowledges that the Plan and Agreement are governed by their own rules and law, and that the applicability of other rules and law to the employment relationship of the Investor has no impact on those governing rules and law.

New Subsections (e) and (f) are added to Section 9 as follows:

(e) To the extent the Plan and its implementation require certain monetary contributions by the Investor, the Investor grants the Company and its (indirect) subsidiaries including the Investor’s employer the right to set such contributions off against net salaries payable to him at any time.

(f) The Investor grants the Company and its (indirect) subsidiaries the right to process and store the (personal) data necessary in connection with the implementation of the Plan, including cross-border processing.